EXHIBIT 10.19


THIS INDENTURE, made in duplicate this 25 day of June, 1998.

PARTIES

by and between Kamko Investments, a Minnesota General Partnership hereinafter designated and referred to as lessor, and Aetrium Incorporated, a Minnesota Corporation hereinafter designated and referred to as tenant,

                  WITNESSETH: THAT said lessor in consideration of the rents and covenants hereinafter mentioned, to be paid and performed by said tenant, does hereby demise, lease and let unto the said tenant, and the said tenant does hereby hire and take from the said lessor, the following described premises situate in the City of North St. Paul County of Ramsey State of Minnesota

DESCRIPTION OF PREMISES.

to-wit: A 30,382 square foot building located at 2342, 2346, 2348 Helen Street
        North St. Paul, Ramsey County, Minnesota, situated on acreage, the legal description of which is: Lots 8, 9, 10, 11, and 12, Block 18, North
        St. Paul Proper, Ramsey County.

TERM.

TO HAVE AND TO HOLD the above premises just as they are, without any liability or obligation on the part of said lessor of making any alterations, improvements or repairs of any kind on or about said premises or the building or buildings of which they are a part, or the equipment, fixtures, plumbing, appliances, or machinery in, upon or serving same, or the streets, alleys, areas, area-ways or passages adjoining or appurtenant thereto, for the term of from and after the 15 day of March, 1998, to the 14 day of February 2006, both dates inclusive, for the following purposes and for no other purposes, to-wit:

office space, manufacturing, sales, and services

NATURE OF OCCUPANCY.

RENT.

And the said tenant agrees to and with said lessor to pay the lessor as rent for the above mentioned premises the sum of One million five hundred eighty-two thousand three hundred sixty-eight and no/100------ Dollars ($1,582,368.00) in monthly payments of Sixteen thousand four hundred eighty-three and no/100------ Dollars ($16,483.00), payable in advance on the first day of each and every month for and during the full term of this lease, at the office of 5232 Glenbrook Avenue North, Oakdale, Minnesota 55128. (Prorated for the first and last month if the term does not start on the first day of a month.)

TENANT TO MAINTAIN AND SURRENDER PREMISES IN GOOD ORDER.

            The said tenant also covenants and agrees with the lessor as follows: That the tenant will keep at his own expense said demised premises and the equipment, plumbing, drains, fixtures, appliances and machinery in, upon, serving or appurtenant to said demised premises, in good repair and in good sanitary condition during said term, and that he will replace at his own expense promptly any and all glass broken in or about said premises with glass of the same quality; that he will make no alterations in or additions to said premises, without first obtaining the lessor's written consent, and that he will not use or permit anything upon said premises that will increase the rate of insurance thereon, or anything that may be dangerous to life or limb, and that he will not in any manner deface or injure said demised premises, or any part thereof, or overload the floors, or do or permit anything to be done upon said premises or in the passageways, alleys, areas, area-ways, sidewalks or streets adjacent thereto, that will amount to or create a nuisance; and that he will not use said premises or permit the same or any part thereof to be used for lodging or sleeping purposes, or for any purpose contrary to the laws, ordinances or regulations of the United States of America or the State of Minnesota, or the City of North St. Paul or of any rules or regulations of the City of North St. Paul, or of any boards or officers of said city; and the tenant agrees to return said premises peaceably and promptly so the lessor at the end of the term of this lease, or at any previous termination thereof, in as good condition as the same are now in or may hereafter be put in, loss by fire and ordinary wear excepted.

ICE AND SNOW.

UTILITIES.

            And the tenant further covenants and agrees to keep the sidewalks bordering on said demised premises (where the leased space borders upon a sidewalk or passageway) and the roof of said demised premises at all times free from ice and snow and other obstructions, and to neither waste nor misuse water, electricity, gas, steam, or any other utilities or agencies which are or may be furnished by the lessor, and to promptly pay all rates, costs and charges for the same, except as to such of the same, if any, as the lessor has specifically agreed herein to furnish free of charge.

SIGNS.

            Lessee shall not erect or permit to be erected on said premises, any signs on the exterior of the premises or buildings without the written consent or lessor endorsed hereon nor place or permit to be placed in any portion of any of the demised premises any weight or weights in excess of the reasonable or safe carrying capacity of the structure.

SUBLEASING.

            The tenant agrees that he will not sublet the demised premises, or any part thereof, and will not assign this lease or any interest therein, nor permit such lease to become transferred by operation of law or otherwise, and that no act or acts will be done or suffered whereby the same may be or become sublet or assigned in whole or in part, unless the written consent of the lessor endorsed thereon shall be first obtained in each and every case of underletting or assignment, as they shall from time to time occur to be desired, and that nothing whatever shall be held to be a waiver of or supersede the necessity of such endorsement.

BANKRUPTCY.

            Any assignment, sale in bankruptcy or insolvency of the lessee may, at the option of the lessor, be considered an assignment within the meaning of this lease and as a breach of the covenants hereof.

*Such consent not to be unreasonably withheld

NOTICE TO CLEAN PREMISES.

            The tenant further covenants and agrees that the service of notice by any officer of the City of N. St. Paul upon either party to this lease to clean said premises, or to do any other act in connection therewith, shall be conclusive evidence as between the parties hereto of the breach by the tenant of the covenant with respect to the non-performance of which by the tenant such notice has been served.

            Any notice from the lessor to the tenant, relating to the demised premises or the occupancy thereof, shall be deemed duly served if left at the demised premises addressed to the tenant.

TENANT TO COMPLY WITH CITY REGULATIONS.

            The tenant further covenants and agrees at its own expense to observe and keep all regulations and requirements of the city of N. St. Paul or other public authorities in force at the time of the taking possession by the tenant of the demised premises or which may thereafter be made regarding the condition and conduct of said demised premises, any part thereof, and the sidewalks adjacent thereto, including all building, fire, sanitary, police or other regulations.

QUIET ENJOYMENT.

            The lessor agrees and covenants that the tenant, on paying the rent and performing the covenants aforesaid, shall and may peaceably and quietly have, hold and enjoy the said demised premises for the term aforesaid, except as in this lease otherwise provided.

BOND AGAINST LIENS.

*by Tenant
            It is understood and agreed with respect to all alterations and repairs, improvements or alterations* to said demised premises, or any part thereof, which shall only be with the written consent of the lessor, that tenant shall and will in each instance save said lessor and said premises forever harmless and free from all costs, damages, loss and liability of every kind and character which may be claimed, asserted or charged, including liability to adjacent owners based upon the acts of negligence of said tenants or their agents, contractors or employees, or upon the negligence of any other person or persons in or about said premises or upon the failure of any or either of them to observe and comply with the requirement of the law or with the regulations of the authorities in the said city of N. St. Paul and will preserve and hold the lessor and said premises forever free and clear from liens for labor and material furnished. And the tenant agrees that it will from time to time before making any such repairs, improvements or alterations furnish the lessor with a bond in an amount and with sureties satisfactory to the lessor conditioned for the performance by the tenant of the matters and things in this paragraph required to be done by the tenant.

RIGHT OF RE-ENTRY.

SUBLEASING.

TERMINATION OF LEASE UNDER BANKRUPTCY.

            It is further agreed between the lessor and tenant this lease is made upon the condition that if the tenant shall neglect or fail to keep, observe and perform any of the covenants and agreements contained in this lease, which are to be kept, observed or performed by the tenant, or if the leasehold interest of the tenant shall be taken on execution or other process of law, or if the tenant shall petition to be or be declared bankrupt or insolvent according to law, or if the tenant shall vacate said premises or abandon the same during the term of this lease, then and in any of said cases the lessor may immediately or at any time thereafter, and without further notice or demand, enter into and upon said premises, or any part thereof, in the name of the whole, and take absolute possession of the same fully and absolutely, without such re-entry working a forfeiture of the rents to be paid and the covenants to be performed by the lessee for the full term of this lease, and may at the lessor's election lease or sublet said premises, or any part thereof, on such terms and conditions and for such rents and for such time as the lessor may elect, and after crediting the rent actually collected by the lessor from such reletting on the rentals stipulated to be paid under this lease by the tenant from time to time, collect from the tenant any balance remaining due from time to time on the rent reserved under this lease, charging to the tenant such reasonable expenses as the lessor may expend in putting the premises in tenantable condition. Or the lessor may at his election and upon written notice to the tenant declare this lease forfeited and void, and may thereupon re-enter and take full and absolute possession of said premises as the owner thereof, and free from any right or claim of the tenant, or any person or persons claiming through or under the tenant; and such election and re-entry last mentioned shall be and constitute an absolute bar to any right to enter by the tenant upon the payment of all arrearages of rent and costs after a dispossession under any suit or process for breach of any of the covenants of this lease, and the commencement by the lessor of any action to recover possession of said premises aforesaid shall be deemed a sufficient notice of election of said lessor to treat this lease as void and terminated, without the written notice above specified, unless the lessor shall in writing, before beginning such proceeding, notify the tenant that after obtaining such possession the lessor will continue to look to the tenant for the performance of this lease and will submit the premises on the tenant's account, in the manner as above provided.

            It is further agreed between the parties to this lease:

See attached Addendum to Lease Agreement for additional provisions. Also see Exhibit "A"

            Lessee, upon leaving the premises hereby leased, shall at his own expense remove all ashes, dirt, rubbish and refuse, and upon lessee's failure so to do, lessor may immediately without further notice to lessee do the same at lessee's expense, which the lessee shall immediately pay upon receipt of a bill for same from lessor.

NOTICE OF VACANCY (ILLEGIBLE) TO TERMINATE.

             The tenant further agrees to give the lessor written notice 120 days before the expiration of this lease of his intention to vacate at the end of this lease otherwise the lessor will have the option of continuing this lease for one year from and after the expiration of this lease without notice to the tenant. If, however, the lessor does not elect to so continue this lease and the tenant remains in said premises after the expiration of the term of this lease, such remaining in possession shall not, except at the option of the lessor, extend the term of this lease, and the tenant shall promptly vacate said premises; and if for any reason the tenant does not promptly vacate the premises at the end of the term, the tenant agrees to pay the lessor, for such time as elapses between the end of the term of this lease and the time when the tenant actually vacates the premises, a pro rata rental equal to one and one-half (1 1/2) times the rent provided to be paid during the term of the lease.

            The tenant agrees that no assent, express or implied, by the lessor to any breach of any of the tenant's covenants or agreements shall be deemed or taken to be a waiver of any succeeding breach of such covenant.

RIGHT OF ENTRY.

The lessor shall at all times have the right to enter upon said premises to inspect their condition, and at his election to make reasonable and necessary repairs thereon for the protection and preservation thereof, but nothing herein shall be construed to require the lessor to make such repairs, and the lessor shall not be liable to the tenant, or any other person or persons, for failure or delay in making said repairs, or for damage or injury to person or property caused in or by the making of such repairs, or the doing of such work. The lessor shall have the right during the last 30 days of the term of this lease to place and maintain on the demised premises and in the windows thereof the usual notice of "To Let" or "To Rent," and to show said premises to prospective tenants.

HEIRS AND OTHERS.

            Each of the covenants, provisions, terms and agreements of this lease shall inure to the benefit of and shall be obligatory upon the respective heirs, executors, administrators, successors and assigns of the lessor and tenant respectively.

            There are no understandings or agreements outside of this lease.

            IN TESTIMONY WHEREOF the lessor and tenant have hereunto set their hands and seals the day and year first written. We, the tenant, hereby acknowledge that at the time of making and delivery of this lease and mortgage lien, the Lessor delivered to us a full, true and complete copy of same.

            Signed, sealed and delivered in presence of:

/s/ Michael J. Jaeb
---------------------
Michael J. Jaeb             As to Tenant
Vice President, Corporate Administration

/s/ G.T. Mulcahy, Sr.
---------------------
                            As to Lessor

COUNTY OF _________________}
                           } ss.
STATE OF __________________}

     ON THIS ________DAY OF _________19__, BEFORE ME, A NOTARY PUBLIC WITHIN AND FOR SAID COUNTY, PERSONALLY APPEARED _______________________ TO ME PERSONALLY KNOWN, WHO, BEING BY ME DULY SWORN, DID SAY THAT THEY ARE THE VICE-PRESIDENT AND SECRETARY OF THE CORPORATION NAMED IN THE FOREGOING INSTRUMENT, AND THAT THE SEAL AFFIXED TO SAID INSTRUMENT IS THE CORPORATE SEAL OF SAID CORPORATION, AND THAT SAID INSTRUMENT WAS SIGNED AND SEALED IN BEHALF OF SOLD CORPORATION BY AUTHORITY OF ITS BOARD OF ___________ AND SAID ___________ ACKNOWLEDGED SAID INSTRUMENT TO BE THE FREE ACT AND DEED OF SAID CORPORATION.

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COUNTY OF _________________}
                           } ss.
STATE OF __________________}

            ON THIS ________DAY OF _________19__, BEFORE ME, A ________________
WITHIN AND FOR SAID COUNTY, PERSONALLY APPEARED

                  --------------------------------------------------------------

                  --------------------------------------------------------------

TO ME KNOWN TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND ACKNOWLEDGED THAT HE EXECUTED THE SAME AS _________ FREE ACT AND DEED.

                  --------------------------------------------------------------

                  --------------------------------------------------------------


                                   ASSIGNMENT

            For value received, the undersigned

                                                                       ,Tenant,
hereby sells, assigns, transfers, and sets over unto all h____ right, title and interest to the within lease and premises therein described; It being understood, however, that this transfer in no way releases said tenant from h___ liability for the performance of all the terms, covenants and payment of rental under said lease.
                                      __________________________________________

            For value received, ________________ hereby assumes all the obligations under the terms of the within lease and agrees to perform all of the terms, covenants and conditions and pay the rent as therein stipulated, pursuant to the above agreement. __________________________________________

            The within landlord hereby consents to the above assignment.

                                      __________________________________________

                                      __________________________________________


             Dated this ___________ day of _____________ A. D. 19__


                                 BUSINESS LEASE

                                      FROM
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                                       TO

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Premises -----------------------------------------------------------------------
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Amount -----------------------------------------------------------------------
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Date __________________________, 19 _________

Expiration _____________________, 19 _________

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

Addendum to Lease Agreement Dated June 25, 1998 between KAMKO Investments, a Minnesota General Partnership and Aetrium Incorporated, a MN Corporation

                         PROPERTY TAXES AND ASSESSMENTS

Tenant shall pay all property taxes and assessments due and payable in the calendar year of 1998 and each year thereafter throughout the term of the lease and extensions thereof which are assessed against the legal description set forth in Exhibit "A" attached hereto. Said taxes and assessments shall be paid by tenant when due and payable to the assessing authority.

                             RIGHT OF FIRST REFUSAL

Should Lessor opt to sell the Demised Premises at any time after the initial term of the lease for so long as the lease remains in effect, Tenant shall have Right of First Refusal.

                                 EMINENT DOMAIN

If the whole of the Demised Premises shall be taken by any public authority under the power of eminent domain, then the term of this lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Lessor of such rent as shall have been paid in advance. In the event that more than twenty percent (20%) of the floor area of the building or the parking areas in the Demised Premises be so taken, the Lessor shall have the right to terminate this lease at the time and with the rent adjustment as above in this article provided, by giving Tenant written notice of termination within thirty (30) days after the taking of possession by such public authority.

If twenty percent (20%) or more of the floor area of the building in the Demised Premises or twenty percent (20%) or more of the parking areas shall be so taken, then Tenant shall have the right either to terminate this lease, or, subject to Lessor's right of termination as set forth above in this Article, to continue in possession of the remainder of the Demised Premises upon notice in writing to Lessor of Tenant's intention within thirty (30) days after such taking of possession. In the event Tenant elects to remain possession, and Lessor does not so terminate, all of the terms herein provided shall continue in effect except that the rent shall be proportionately and equitably abated based on the area of the Demised Premises, if any, taken and Lessor shall make all necessary repairs of alterations to the building.

All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the Demised Premises, shall be the property of Lessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises; provided, however, that Lessor shall not be entitled to any separate award made to Tenant for loss of business, depreciation to, and cost of removal of stock and fixtures, and relocation of its business.

                            INDEMNITY AND INSURANCE

INDEMNITY. To the fullest extent permitted bv law, the Tenant agrees to indemnify and hold harmless Lessor, Lessor's agents, and employees of any of them, from and against all claims, damages, losses and expenses including but not limited to attorneys fees, arising from or resulting from any accident, injury or damage whatsoever caused to any person or to the property of any person during the term hereof in or about the Demised Premises and not arising or resulting in connection with the construction cIff the Demised Premises or arising from or resulting from any accident,injury or damage during the term hereof outside of the Demised Premises but within the legal description set forth on Exhibit "A" attached hereto where such accident, injury or damage results from a negligent act or omission on the part of Tenant or Tenant's officers, agents, and emplofees of any of them.

ASSUMPTION OF RISK. Tenant agrees to use and occupy the Demised Premises and to use all other nar-ts of the land in the legal description as set forth in Exhibit "A" attached hereto at its own risk, and further aarees that Lessor shall have no reszonsibilitv or liabilitv for ~ny loss or damage to fixtures, equipment, merchandise or other personal property c"F Tenant not covered by construction casualty insurance, which Lessor agrees to carry during the course of construction of the De,.aised Premises with coverage limits reasonably acceptable to Tenant.

LIABILITY INSURANCE. Tenant shall maintain in effect at all times during the term of the Lease and any extension thereof a "Commercial General Liability insurance" policy (Insurance Services Office form title), providing coverage on an "occurrence," rather than on a "claims made" basis, which policy shall include, but not be limited to, coverage for Bodily Injury, Property Damage, Personal Injury, Contractual Liability (applying to this Document), Independent Contractors, and Products-Complete Ozerations liability, or an equivalent form (or forms), so long as such eauivalent form (or forms) affords coverage which is at least as broad. An Insurance Sez-vices Office "Comprehensive General Liability" policy which includes a Broad Form Endorsement GL 0404 (Insurance Services Office designation) shall be considered to be an acceptable equivalent policy form. Such policy shall name Lessor as an Additional Insured thereunder.

Tenant agrees to maintain at all times during the term of this Lease and any extensions thereof, a combined liability policy limit of at least $2,000,000.00 each occurrence applying to liability for Bodily Injury, Personal Injury, and Property Damage, WHICH combined limit may be satisfied by the limit afforded under its Commercial General Liability Policy, or equivalent policy, or by such policy in combination with the limits afforded by an Umbrella or Excess Liability Policy (or policies); provided, that the coverage afforded under any such Umbrella or Excess Liability Policy is at least as broad in all material respects as that afforded by the underlying Commercial General Liability Policy (or equivalent underlying policy), and further, that Lessor is included as an Additional Insured thereunder.

Such Comprehensive General Liability Policy and Umbrella or Excess Liability Policy (or policies) may provide aggregate limits for some or all of the coverages afforded thereunder, so long as such aggregate limits have not, as of the beginning of the lease term or at any time during the lease term, been reduced to less than the total required each occurrence limit stated above, and further, that the Umbrella or Excess Liability Policy provides coverage from the point that such aggregate limits in underlying Umbrella or Excess Liability Policy which "drops down" to respond immediately over reduced underlying limits, or in place of exhausted underlying limits, but subject to a deductible or "retention" amount shall be acceptable in this regard so long as such deductible or "retention" amount does not cause Tenan-t's total deductible or retention for each occurrence to exceed the amount shown in the provision immediately below.

Tenant's liability insurance coverage may be subject to a deductible, "retention" or "participation" provision) requiring the Tenant to remain responsible for a stated amount or percentage of each covered loss; provided, however, that such deductible, retention, or participation amount shall not exceed $5,000.00 each occurrence.

At least 10 days prior to the beginning of the term, Tenant shall provide Lessor with evidence that the insurance coverage required under this paragraph will be in full force and effect at the beginning of the term. At least 10 days prior to termination of any such coverage, Tenant shall provide Lessor with evidence that such coverage will be renewed or replaced upon termination with insurance that complies with these provisions. Such evidence of insurance shall be in the form of a standard certificate of Insurance, or in such other form as Lessor may reasonably request, and shall contain sufficient information to allow Lessor to determine whether there is compliance with these provisions. At the request of Lessor, Tenant shall, in addition to providing such evidence of insurance, promptly furnish lessor with a complete (and if so requested, insurer-certified) copy of each insurance policy intended to provide coverage required hereunder. All such policies shall be endorsed to require that the Insurer provide at least 60-day notice to Lessor prior to the effective date of policy cancellation, nonrenewal, or material adverse change in coverage terms.

All policies of insurance required under this paragraph shall be issued by financially responsible insurers, and all such insurers must be acceptable to Lessor. Such acceptance by Lessor shall not be unreasonably withheld or delayed. An insurer with a current A.M. Best Company rating of at least A:VII shall be conclusively deemed to be acceptable. In all other instances, Lessor shall have 1O business days from the date of receipt of Tenant's evidence of insurance to advise Tenant in writing of any insurer that is not acceptable to Lessor. If Lessor does not so respond in writing within such 10-day period, Tenant's insurer(s) shall be deemed to be acceptable to Lessor.

At the request of Lessor, Tenant shall promptly furnish loss information concerning all liability claims brought against Tenant (or any other Insured under Tenant's required policies), that may affect the amount of liability insurance available for the benefit and protection of Lessor under this provision. Such loss information shall include such specifics and be in such form as Lessor may reascnably require.

If Lessor's mortgagee should require additional insurance coverage than that required herein, Tenant shall procure such insurance at its own expense.

PROPERTY INSURANCE.

(a) Risks to be Insured. Tenant, at its sole ccst and expense, will maintain the following insurance:

             (i) insurance on land and buildings described in Exhibit "A" and "C" attached hereto against loss by fire and other hazards covered by the so-called "a11 risk" form of policy, and including Earthquake coverage and "Contingent Liability from Operation of Building Laws" coverage, in an amount equal to the actual replacement cost thereof (exclusive of foundations and excavations) without deduction for physical depreciation. While any building or other improvement Is in the course of being constructed or rebuilt on the Land (other than the Addition, as hereinafter defined, during initial construction), the aforesaid hazard insurance shall be in builder's risk completed value form, including coverage available on the so-called "all-risk" non-reporting form of policy, for an amount equal to 100% of the insurable replacement value of such building or other improvement. Such insurance shall include Valuable Papers and Records coverage, providing for Reproduction Cost measure of recovery, and coverage for damage to Electronic Data Processing Equipment and Media, including coverage for the perils of mechanical breakdown and electronic disturbance.

             (ii) If the Property includes steam boilers or other equipment excluded from coverage pursuant to a Boiler and Machinery exclusion, Boiler and Machinery insurance in an amount satisfactory to Lessor.

             (iii) If the Land or any part thereof is located in a designated official flood-hazardous area, flood insurance insuring the buildings and improvements now existing or hereafter erected on the Land in an amount equal to the maximum limit of coverage made available with respect to such buildings and improvements under the Federal flood Disaster Protection Act of 1973, as amended, and the regulations issued thereunder.

             (iv) Insurance against interruption of business in respect of the property in an amount sufficient to pay one (1) year's rent insurance, taxes, and utilities that are required to be paid by the Tenant by the terms of this lease.

(b) Policy Provisions. All insurance policies and renewals thereof required herein shall:

             (i) be written by an insurance carrier satisfactory to Lessor;

             (ii) contain a loss payee and standard mortgage clause in favor of and in favor form acceptable to Lessor.

             (iii) contain an agreement of the insurer that it wi11 not cancel or modify the policy except after 30 days' prior written notice to Lessor.

             (iv) have an "agreed amcunt" endorsement or otherwise exclude co-insurance participation by the insured; and

             (v) be reasonably satisfactory to Lessor in all other respects.

(c) Delivery of policy. Tenant will deliver to the Lessor's Mortgagee copies of policies satisfactory to the Mortgagee evidencing the insurance which is required herein, and Tenant shall promptly furnish copies of all renewal notices and all receipts of paid premiums received by it. At least 30 days prior to the expiration date of a required Policy, Tenant shall deliver to Lessor a copy of a renewal policy in form satisfactory to Lessor. Lessor may from time to time, but not more often than every 3 years require an insurance appraisal reasonably satisfactory to Lessor, confirming the replacement cost of the insured property. If Tenant has a blanket insurance policy in force providing coverage for several properties of Tenant, including the subject Property, Lessor will accept a certificate of such insurance together with a copy of such blanket insurance policy; provided the certificate sets forth the amounts of insurance and coverage, and such amounts are at least equal to the amounts required hereinabove, and otherwise complies with the requirements hereof.

(d) If Lessor's mortgagee should require additional insurance coverage than that required herein, Tenant shall procure such insurance at its own expense.

WAIVER OF SUBROGATION. Lessor hereby waives and releases all claims, liabilities and causes or act on against Tenant and its agents, servants and employees for loss or damage to, or destruction of, the buildings and other improvements situated in the Demised Premises and land area in the legal description set forth in Exhibit "A" attached hereto resulting from fire or other perils included in standard coverage insurance, whether caused by the negligence of any of said persons or otherwise. This waiver shall remain in force so long as Lessor/Tenant's insurer shall consent thereto without additional premium, and if additional premium is charged, Tenant shall pay said add additional premium. Tenant hereby waives and releases all claims, liabilities and causes of action against Lessor and its agents, servants and emmployees for loss or damage to, or destruction of, any of the improvements, fixtures, euqipment, supplies, merchandise andother property whether that of Tenant or of others in, upon or about the Demised Premises, and land within legal description as set forth in Exhibit "A" attached hereto or the buildings orimporvements of which the Demised Premises are a part resulting from fire or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise.


                        DAMAGE BY FIRE OR OTHER CASUALTY

In the case the building in which the Demised Premises are situated shall be partially or totally destroyed by fire or other casualty so as to become partially or totally untenantable, the same shall, be repaired as soon as reasonably possible by the Lessor and in any event within one hundred twenty
(120) days after repairs are commenced, unless Lessor shall elect not to rebuild or Tenant shall elect to terminate this lease, as hereinafter provided, and a just and proportionate part of the rent shall be abated until so repaired based upon the time and to the extent the Demised Premises are untenantable.

in case the Demised Premises shall be destroyed or so damaged by fire or other casualty as to render more than twenty-five ercent (25%) thereof untenantable or in case of any substantial destruction or damage not covered by Lessor's/Tenant's insurance, or in the event Lessor's mortgagee shall apply the insurance proceeds to prepay its mortgage rather than to rebuild said building, the Lessor may, if it so elects, rebuild or restore said buildings to good condition and fit for occupancy within a reasonable time after such destruction or damage, or may at its election, by notice in writing within thirty (30) days after such destruction or damage, terminate this lease. If Lessor elects to rebuild or restore said buildings, it shall, within said thirty (30) day period, give Tenant thereof notice of its intention so to do and proceed w th the rebuilding and restoration promptly as may be reasonable, and a just and proportionate part of the rent shall be abated until so repaired based upon the time and to the extent the Demised Premises are untenantable. In case the Demised Premises shall be destroyed or so damaged by fire or other casualty as to render more than twenty-five percent (25%) thereof untenantable, Tenant may at its election, by notice in writing within thirty (30) days after such destruction or damage, terminate this lease.

In no event in the case of any such destruction shall Lessor be required to repair or replace Tenant's stock in trade, leasehold improvements or other property. Tenant covenants to make such repairs and replacements.


                             SUBORDINATION OF LEASE

Tenant agrees that Tenant's rights under this lease are and shall always be subordinate to the lien of any mortgage or mortgages or trust deed now or hereafter placed from time to time upon the security thereof. Tenant shall, upon written notice from Lessor, execute such other and further instruments or assurances subordinating this lease to the lien or liens of any such mortgage or mortgages or trust deed or should the Lessor so request, this lease shall be prior in right to any such lien, mortgage or deed of trust and Tenant shall upon Lessor's request execute such instruments as may be required to establish such priority.

Tenant shall receive a non-disturbance agreement from any mortgage or subsequent holder of a deed of trust or lien. If Tenant shall fail to execute any such document within twenty (20) days after demand in writing, the tenant will be in default of this lease.

                             ESTOPPEL CERTIFICATES

DELIVERY OF STATEMENT. At any time, and from time to time, after the Commencement Date each party shall, within twenty (20) days after written request therefor from the other party, deliver to such party a statement in writing certifying that this lease is in full force and effect, setting forth all modifications or amendments which exist with respect thereto, the dates to which rent, taxes, insurance, and utilities have been paid, the balance of any security deposit held by other party, all known breaches by the other party of the terms, covenants and conditions hereof, and other matters reasonable requested by the other party.

RELIANCE UPON STATEMENT. Any statement delivered to Lessor as required by this Article may be relied upon by any purchaser, mortgagee or assignee of all or any part of Lessor's interest in the Demised Premises. Any such statement delivered to Tenant may be relied upon by any subtenant, assignee or mortgagee of all or any part of Tenant's interest in the Demised Premises, provided such sublease, assignment or mortgage is made with the consent of Lessor as elsewhere in this lease provided.

FAILURE TO FURNISH STATEMENTS. The failure of either party to furnish the statement required hereby within the said twenty (20) day period shall be deemed to be an acknowledgment by the party requested to give such statement that this lease is in full force and effect, without modification or amendment, that rent, taxes, insurance, and utilities have been paid in full to and including the respective due dates therefor immediately preceding the date of such request, that no rent has been paid in advance of the due date therefor as set forth herein, that no security deposit is held by the party requesting such statement and that the party requesting such statement has performed all of the terms, covenants and agreements required of it hereunder.

                                OPTION TO RENEW

Provided that the Tenant is not in default and upon not less than ninety (90) days written notice by Tenant to Lessor given prior to expiration of the initial term of this lease of Tenant's intent to exercise said option to extend the term of this lease for a period of five (5) additional years commencing on the date following expiration of the initial term of this lease on the same terms and conditions as provided in the Lease except that the annual rent for the first year during said option term shall be equal to the sum of (a) $160,500 plus a percentage increase of the product of said $160,500 and the overall percentage increase of the Consumer Price Index - Minneapolis, St. Paul (all-items index) over the initial term of this lease, and the rent for each year thereafter for the remainder of the option renewal period shall also be adjusted upward from said rent payable in prior year of the said option period by any annual percentage increase in said CPI. Monthly rent shall be so adjusted at the beginning of the option term and at the beginning of each year thereafter until said option period expires.

                                   UTILITIES

Lessee shall pay the cost of all utilities and public services including but not limited to, gas, water, electric, sanitary sewer, surface water removal, tree trimming, snow removal, lawn and garden maintenance and upkeep.

                               OPTION TO PURCHASE


Provided that the Tenant is not in default and upon not less than one hundred twenty (120) days written notice by Tenant to Lessor given prior to expiration of the initial term off this lease of Tenant's intent to exercise said option, Lessor hereby grants to Tenant an option to purchase the Demised Premises on expiration of such initial term. The purchase price for the Demised Premises (the "Purchase Price") will be determined by appraisal of the fair premises as or option exercise, as follows. The Demised Premases will be appraised by an appraiser designated by Lessor, an appraiser designated by Tenant, and an appraiser mutually designated by the parties, or failing that, designated by the Ramsey County District Court upon application of either party. All appraisers will be MAI appraisers having at least five (5) years experience in the appraisal of commercial properties in the Twin Cities metropolitan area. The appraisers will be directed to submit their appraisals in writing to the parties thirty (30) days prior to expiration of the initial term of this lease. The Purchase Price will be the average of the two closest appraisals. The Purchase Prices will be the average of two appraisals if the third appraisal is not received within fifteen days after receipt of the first two appraisals. Each party will pay for the appraisal of the appraiser designated by such party, and the parties will bear equally the cost of the third appraisal. Lessor will, within thirty (30) days after option exercise, furnish a complete abstract of title for the Demised Premises certified to date to include propler searches covering bankruptcies, and state and federal judgments and liens and levied and pending special assessments. The Tenant will be allowed thirty (30) days after receipt thereof for examination of said title and the making of any objections thereto, said objections to be made in writing or deemed to be waived. If any objections are so made Lessor will be allowed sixty (60) days to make such title marketable. If said title is not marketable and is not made so within sixty (60) days from the date of written objections as above provided, Tenant's option exercises will be null and void, at, Option of the Tenant, and neither party will be liable for damages hereunder to the other party. If the title to the Demised Premises is found marketable or is so made within said time, and Tenant defaults in payment of the Purchase Price as provided hereunder, then Lessor may terminate the sale of the Demised Premises, time being of the essence hereof. This provision will not deprive either party of the right of enforcing the specific performance of the sale of the Demised Premises provided such sale is not terminated as aforesaid, and provided action to enforce such specific performance is commenced within six (6) months after such right of action arises, nor will it deprive either party of the right of enforcing a claim for money damages resulting from the other party's default hereunder.

Closing will be held at Tenant's offices or other mutually agreed upon location on the expiration date of the initial term of this lease or, if later, fifteen
(15) days after receipt by the parties of the second appraisal submitted hereunder. At the closing, the Purchase Price will be paid in immediately available funds by wire transfer, and Lessor will execute and deliver an affidavit, in the customary form, relative to 10 judgments, federal tax liens, mechanic's liens, bankruptcy and outstanding interests in the Demised Premises and a warranty deed conveying marketable title to the Demised Premises subject only to the following exceptions:

        Building and zoning laws, ordinances, State and Federal regulations;

        Reservation of any minerals or mineral rights to the State of Minnesota; and

        Utility, drainage and flowage easements and road right of way of record.

Lessor will pay for any real estate transfer tax and the cost of recording any documents necessary to establish marketable and record title in Lessor. Lessor will execute any further instruments, documents or agreement reasonably necessary to effectuate the sale contemplated hereunder.

In the event closing is delayed beyond the expiration of the initial term of this lease, this lease will continue until closing, provided that no rent will accrue after the first two months of such hold over period if such delay results from objections to title timely made or other reasons within the control of Lessor.

                                    MISCELLANEOUS

WAIVER. One or more waivers of any covenant, term or condition of this lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in the lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this lease or any part thereof, or the right of the party thereafter enforce each and every such provision, right or remedy.

RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partner ship or of joint venture or of any association whatsoever between Lessor and Tenant, it being expressly understood and agreed that neither the method of commutation of rent nor any other provisions contained in this lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Lessor and Tenant other than the relationship of Lessor and Tenant.

GOVERNING LAW. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this lease.

MARGINAL HEADINGS. The paragraph titles herein are for convenience only and do not define, limit or construe the contents of such paragraphs.

ACCORD AND SATISFACTION. No payment by Tenant or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated unpaid installment thereof, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover an amount due hereunder or pursue any other remedy in this lease provided.

SHORT FORM LEASE. At the request of either party to this lease, the other party shall enter into a Short Form lease for the purpose of recording the same in lieu of recording this lease.

ENTIRE AGREEMENT. This lease and the exhibits attached hereto and forming a part hereof set forth all the covenants, promises, agreements, conditions and undertakings between the Landlord and Tenant concerning the Demised Premises, and there are no covenants, promises, agreements, conditions or undertakings, either oral or written, between them except those herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Tenant unless reduced to writing and signed by other parties hereto.

FORCE MAJEURE. Except as otherwise provided herein, in the event that either party hereto is delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive government laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing act required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for the period equivalent to the period of such delay.

EXECUTION AND COPIES. This lease shall not be binding upon the parties hereto until duly executed by an authorized officer or official of both parties and delivered to the other party. This lease may be executed in multiple counterparts, each of which shall be deemed an original; and it shall not be necessary in making proof of this lease to produce or account for more than one such counterpart.

COVENANT TO BIND SUCCESSORS. The terms, covenants, and conditions hereof shall bind and inure to the benefit of the heirs, legal representatives and permitted successors, and assigns of the respective parties hereto.

KAMKO Investments, a
MN General Partnership

by: /s/ G.T. Mulcahy, Sr.
    ---------------------------
    Partner

Aetrium Incorporated, a
MN Corporation

by: /s/ Michael J. Jaeb
    -----------------------
    Vice President, Corporate Adminstration

                                   Exhibit A

                     LEGAL DESCRIPTION OF PROPERTY FOR LEASE
                             "THE DEMISED PREMISES"

That part of Lots 1 through 7 inclusive and that part of Lots 15 through 18 inclusive and that part of Lots 25 & 26 all in Block 18, North St. Paul Proper, Ramsey County, Minnesota described as beginning at the southwest corner of said Lot 7; thence on an assumed bearing of North 88 degrees 31 minutes East along the south line of said Lot 7 and its easterly extension and along the south line of Lot 15 a distance of 402.56 feet to the west line of the east 200 feet of said Lots 15 through 18; thence North 0 degrees 23 seconds West along said 43 minutes 08 seconds West 181 feet to the southeasterly line of the northwesterly 16 feet of said Lot 1; thence southwesterly along said southeasterly line to the east-west centerline of Section 12, Township 29, Range 22; thence North 88 degrees 31 minutes East 14.87 feet to the northwesterly line of said Lots 3 & 4; thence South 51 degrees 16 minutes 52 seconds West along said northwesterly line
159.11 feet to the west line of said Block 18; thence South 0 degrees 24 minutes 26 seconds East along said west line to the point of beginning.

Together with right of ingress and egress over and across the three following, parcels:

                  Lots 15, 14 and the north 10 feet of Lot 13 all in Block 3 the North St. Paul Land Co.'s Re-arrangement No. 1 in Blocks 14, 15 & 18 of North St. Paul Proper, Ramsey County, Minnesota.

                  That part of Lot 28, Block 3, The North St. Paul Land Co.'s Re-arrangement No. 1 in Blocks 14, 15 & 18 of North St. Paul Proper, Ramsey County, Minnesota, which lies between the westerly extensions of the north line of Lot 15 and the north line of Lot 13 all in said Block 3.

                  The north 45 feet of the west 80 feet of the east 200 feet of Lot 18 and the south 20 feet of the west 80 feet of the east 200 feet of Lot 19 all in Block 18, North St. Paul Proper, Ramsey county, Minnesota.